Exhibit 10.3

AMENDMENT NUMBER 16
TO THE ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

1.    PARTIES:

The Parties to this Amendment Number 16 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as “Amendment Number 16,” are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Arizona”; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Salt River Project”; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as “Edison”; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as “PNM”; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as “El Paso”; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as “SCPPA”; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as “LADWP”; all hereinafter individually referred to as “Party” and collectively as “Parties.”

2.     RECITALS:

2.1.
Arizona, Salt River Project, Edison, PNM, El Paso, SCPPA and LADWP are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by: Amendment Number 1, dated as of January 1, 1974; Amendment Number 2, dated as of August 28,1975; Amendment Number 3, dated as of July 22, 1976; Amendment Number 4, dated as of December 15, 1977; Amendment Number 5, dated as of December 5, 1979; Amendment Number 6, effective as of October 16, 1981; Amendment Number 7, effective as of April 1, 1982; Amendment Number 8, executed as of September 12, 1983; Amendment Number 9, executed as of June 12, 1984 Amendment Number 10, executed as of November 21, 1985; Amendment Number 11, effective January 10, 1987; Amendment Number 12, effective August 5, 1988; Amendment Number 13, effective June 15, 1991; Amendment Number 14, effective June 20, 2000, retroactive to January 1, 1993; and Amendment Number 15, effective January 13, 2011, hereinafter, as so amended, collectively referred to as the “Participation Agreement.”

2.2.
On April 21, 2011, the NRC, by letter to Arizona, confirmed the issuance of Renewed Facility Operating License Nos. NPF-41 (Unit 1), NPF-51 (Unit 2), and NPF -74 (Unit 3) for Palo Verde Station (collectively, the “License Extensions”).

2.3.
Pursuant to the License Extensions, (i) Renewed Facility Operating License No. NPF-41 (Unit 1) expires at midnight on June 1, 2045; (ii) Renewed Facility Operating License No. NPF-51 (Unit 2) expires at midnight on April 24, 2046; and (iii) Renewed Facility Operating License No. NPF-74 (Unit 3) expires at midnight on November 25, 2047

(collectively, the “Extended License”). The latest expiration date of the original licenses previously had been November 25, 2027.

2.4.	Pursuant to Section 35.7 of the Participation Agreement, the latest termination date of the Participation Agreement currently is December 31, 2027, which does not include the License Extensions.

2.5
Section 8A.4.4 of the Participation Agreement currently requires each Participant to accumulate Termination Funds over “the remaining license term (as specified in the original license issued for each Generating Unit . . . .” (emphasis added)

2.6.
Arizona, PNM and El Paso (in Texas, not New Mexico) have already included in their cost of service the amounts for contributions to their decommissioning trust that reflect the Extended License (“60 Year Termination Funding Curves”), rather than the Original License (“40 Year Termination Funding Curves”), and collect from their respective ratepayers on that basis.

2.7
The Termination Funding Committee currently uses the 40 Year Termination Funding Curves to measure compliance of the Participants with the termination funding requirements set forth in the Participation Agreement and the Termination Funding Committee Manual. Therefore, the ability of Arizona, PNM and El Paso to meet their termination funding obligations is adversely impacted by the reduced recovery from their ratepayers under the 60 Year Termination Funding Curves, and their continuing obligation to maintain their Termination Funds at the higher levels required by the 40 Year Termination Funding Curves.

2.8
On June 18, 2012, the Termination Funding Committee held its annual meeting to submit its Annual Funding Status Reports and to resolve the foregoing termination funding curve issues. At the meeting, the Termination Funding Committee resolved, upon proper motion, that the 60 Year Termination Funding Curves were technically correct, and conditionally adopted the 60 Year Termination Funding Curves subject to the Administrative Committee’s extension of the Participation Agreement term.

2.9	On October 19, 2012, the Administrative Committee unanimously voted to adopt this Amendment Number 16.

3.     AGREEMENT:

For and in consideration of the premises and the mutual obligations of and undertakings by the Parties as hereinafter provided in this Amendment Number 16 to the Participation Agreement, the Parties agree as set forth below.

4.     EFFECTIVE DATE:

This Amendment Number 16 shall become effective on the date that the Party which last in time executes this Amendment Number 16. The amended termination funding curves that are associated with this Amendment Number 16 shall be applied retroactively to January 1, 2012.

5.     DEFINED TERMS:

5.1.	The Capitalized and italicized words and phrases used in this Amendment Number 16 shall have the meanings ascribed to them in the Participation Agreement as amended by this Amendment Number 16.

5.2.	All references to a “Section” or “Sections” in this Amendment Number 16 shall mean a Section or Sections of the Participation Agreement unless the text expressly states otherwise.

6.	AMENDMENTS TO THE ARIZONA NUCLEAR POWER PROJECT MADE BY THIS AMENDMENT NUMBER 16:

6.1.	Amend Section 8A.4.4, by deleting the strikethrough text and substituting therefore the underlined text:

“Within six months after the date on which Amendment No. 13 shall become effective or such other date established by the Administrative Committee, the Termination Funding Committee shall establish criteria and standards, consistent with applicable law, including the rules and regulations of the NRC [including without limitation such discount factors, allowances for inflation, bases for estimating future net earnings on accumulations in the Termination Fund(s)
of the Participants and other elements as may be appropriate to provide reasonable assurance that each Participant will accumulate in its Termination Fund(s) over the then-applicable remaining license term for each Generating Unit ~~(as specified in the original license issued for each Generating Unit authorizing fuel load and low power operation of such unit)~~ sufficient funds to pay such Participant's share of the most current estimate of the Termination Costs of such unit~~)~~] that will be used by the committee to determine whether or not the periodic deposits made by each Participant in its Termination Fund(s) have been adequate and the accumulations in its Termination Funds will be adequate to meet the requirements of Section 8A.7.2.3 hereof and to comply with applicable laws. At least once every three years the Termination Funding Committee shall review such criteria and standards and make such adjustments thereto as are warranted by the circumstances then existing or as may be required by applicable law. Additionally, the Termination Funding Committee shall establish the format, content and time for submission of the funding status reports and certificates that Participants are required to submit pursuant to Section 8A.7.2.4 hereof.”

6.2.	Amend Section 35.7, by deleting the strikethrough text and substituting therefore the underlined text:

“This Participation Agreement shall terminate on the earlier of: (i) the expiration date of the longest operating license period authorized by the NRC (or any governmental agency that is a successor to the NRC) for Palo Verde Station~~December 31, 2027~~, or (ii) the date on which all Generating Units shall have been permanently removed from service and all Termination Work in respect of all Generating/Terminated Units has been completed; provided, however, that . . .”

6.3.     Except as amended by this Amendment Number 16, the remaining terms of the Participation Agreement shall remain in full force and effect.

7.     EXECUTION BY COUNTERPARTS:
This Amendment Number 16 may be executed in any number of counterparts, whether by facsimile, electronic signature or otherwise, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment Number 16 may be detached from any counterpart of the Amendment Number 16 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment Number 16 identical in form hereto but having attached to it one or more signature pages.

8.     SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

ARIZONA PUBLIC SERVICE COMPANY

By:     /s/ Randall K. Edington

Its:     Ex VP/CNO

Date:     4/28/14

STATE OF ARIZONA    )
) ss.
County of Maricopa     )

On this 28th day of April , 201~~2~~4, before me, the undersigned Notary Public, personally appeared Randall K. Edington , who acknowledged him/herself to be the Ex VP / CNO         of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such Executive Vice President/Chief Nuclear Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Jennifer R. Stokic
Notary Public

My Commission Expires:

1-17-2015
JENNIFER R. STOKIC
Notary Public – Arizona
SEAL    Maricopa County
My Commission Expires
January 17, 2015

8.     SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT

By: _/s/ Michael Hummel ________________

Its: _AGM & Chief Power System Executive __

Date: _ 4/10/2014________________________

ATTEST AND COUNTERSIGN:

By: _____________________________________

Its: _____________________________________

Date: ____________________________________

STATE OF ARIZONA    )
) ss.
County of Maricopa     )
CMH
2014
On this _10_ day of _April______, 201~~2~~, before me, the undersigned Notary Public, personally appeared _Michael Hummel____ who acknowledged him/herself to be the _AGM & Chief Power System Executive________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such ____________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

___/s/ Christina M. Hallows________________
Notary Public

My Commission Expires:
_September 5, 2014 __        OFFICIAL SEAL
CHRISTINA M. HALLOWS
SEAL    Notary Public – State of Arizona
Maricopa County
My Comm. Expires Sept. 5, 2014

8.     SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

SOUTHERN CALIFORNIA EDISON
COMPANY

By:     /s/ Thomas J. Palmisano

Its:     Vice President & CNO

Date:     3/16/2014

STATE OF CALIFORNIA    )
Orange        ) ss.
County of ~~Los Angeles~~        )

On this 16 day of April , 201~~2~~4, before me, the undersigned Notary Public, personally appeared Thomas J. Palmisano who acknowledged him~~/herself~~ to be the Vice President      of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he~~/she~~ as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him~~/herself~~ as such      Southern California Edison        .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

BRAD MEINDERTSMA
Commission #1962205
SEAL    Notary Public – California
Orange County
My Comm. Expires Dec 1, 2015
/s/ Brad Meindertsma
Notary Public

My Commission Expires:

12-1-2015

8.     SIGNATURE CLAUSE:
Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

PUBLIC SERVICE COMPANY OF NEW
MEXICO

By: /s/ Ronald E. Talbot

Its: SVP and COO

Date: 4/16/14

STATE OF NEW MEXICO    )
) ss.
County of Bernalillo        )
2014 sgg
On this _16 _ day of April , ~~2012~~, before me, the undersigned Notary Public, personally appeared Ronald E. Talbot      who acknowledged him/herself to be the ___SVP and COO         of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such _Public Service Company of New Mexico,
SVP and COO

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

__/s/ Susan G. Gordon
Notary Public

My Commission Expires:

__September 12, 2016
(SEAL)

8.     SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

EL PASO ELECTRIC COMPANY

By:     /s/ T.V. Shockley

Its:     Chief Executive Officer

Date:     March 17, 2014

STATE OF TEXAS    )
) ss.
County of El Paso    )

On this 17th day of March , 20~~12~~14, before me, the undersigned Notary Public, personally appeared T.V. Shockley    , who acknowledged him/herself to be the Chief Executive Officer     of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such     Chief Executive Officer        .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Hilda Vargas
HILDA VARGAS
SEAL    My Commission Expires
July 1, 2017
Notary Public

My Commission Expires:

July 1, 2017

APPROVED AS TO FORM
OFFICE OF GENERAL COUNSEL /s/

8.     SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By: R.E. Davis

Its: President

Date: 12/20/2012

This is attached to a
________________________
Acknowledgment or Jurat
Salpi Ortiz, Notary Public

State of California

County of Los Angeles

On December 20, 2012     before me,         Salpi Ortiz, a notary public
personally appeared         Ron Davis
who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ Salpi Ortiz

Notary Public
SALPI ORTIZ
Commission # 1926232
SEAL    Notary Public – California
Los Angeles County
My Comm. Expires Feb 20, 2015

8.     SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 16 on behalf of the Party for which he/she signs.

DEPARTMENT OF WATER AND
POWER OF THE CITY OF
LOS ANGELES

By: /s/ Marcie L. Edwards
MARCIE L. EDWARDS
General Manager
APPROVED AS TO FORM AND LEGALITY
CARMEN A. TRUTANICH, CITY ATTORNEY
AUTHORIZED BY RES. 013 311
JUN 19 2013
JUN 06 2013
By /s/ Syndi Driscoll
SYNDI DRISCOLL
DEPUTY CITY ATTORNEY
Date:_____3/31/14 ________________________

And /s/ Barbara E. Moschos
BARBARA E. MOSCHOS
Board Secretary

STATE OF CALIFORNIA    )
) ss.
County of Los Angeles        )

On this _31ST _ day of __March___, 201~~2~~4, before me, the undersigned Notary Public, personally appeared __ Marcie L. Edwards who acknowledged him/herself to be the _ General Manager_ _ of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a California joint powers agency, and that ~~he/~~she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by ~~him/~~herself as such
___General Manager____.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

___/s/ Reynan L. Ledesma________________
Notary Public

My Commission Expires:
July 17, 2014_______
Reynan L. Ledesma
Comm. # 1895685
SEAL    Notary Public – California
County of Los Angeles
My Comm. Exp. July 17, 2014